UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 20, 2021
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.
ITEM 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of the First Horizon Corporation (“FHN”) Third Quarter 2021 Earnings Release, released today.

Furnished as Exhibit 99.2 is a copy of the Investor Slide Presentation for the quarter ended September 30, 2021, released today.

Exhibits 99.1 and 99.2 are furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.” The exhibits speak as of the date thereof and FHN does not assume any obligation to update in the future the information therein.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP in the Exhibits

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this report are: fully taxable equivalent measures, core net interest income ("NII"), core net interest margin (“NIM”), core NII/risk weighted assets (“RWA”), pre-provision net revenue ("PPNR"), loans and leases, allowance for credit losses (“ACL”), and ratios excluding Loans to Mortgage Companies (“LMC”) and/or loans under the federal paycheck protection program ("PPP"), return on average tangible common equity (“ROTCE”); ROTCE or net income available to common before provision credit, tangible common equity (“TCE”) to tangible assets (“TA”); tangible book value ("TBV") per common share; and various consolidated results and performance measures and ratios adjusted for notable items identified in the exhibits.

Reconciliations of non-GAAP to GAAP measures and presentation of the most comparable GAAP items are presented near the end (immediately before the Glossary) of Exhibit 99.1-Earnings Release and at the end of Exhibit 99.2-Investor Slide Presentation.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this report include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Forward-Looking Statements

This report, including material incorporated into it, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include, among other important factors: the possibility that the anticipated benefits of FHN’s 2020 merger of equals with IBERIABANK Corporation will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in any or all of FHN’s market areas; the possibility that the 2020 merger may be more expensive to integrate than anticipated, including as a result of unexpected factors or events; potential adverse reactions or changes to business or associate relationships resulting from the 2020 merger; the potential impacts on FHN’s businesses and clients of the COVID-19 pandemic, including negative impacts from quarantines and other public restrictions, market declines and volatility, and changes in client behavior; potential claims relating to participation in government programs, especially lending or other financial services programs; global, general and local economic and business conditions, including economic

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 10/20/2021

recession or depression; the stability or volatility of values and activity in the residential housing and commercial real estate markets; expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution; market and monetary fluctuations, including fluctuations in mortgage markets; the financial condition of borrowers and other counterparties; competition within and outside the financial services industry; the occurrence of natural or man-made disasters, including pestilence, conflicts, or terrorist attacks, or other adverse external events; the effectiveness and cost-efficiency of FHN’s hedging practices; fraud, theft, or other incursions through conventional, electronic, or other means directly or indirectly affecting FHN or its clients, business counterparties, or competitors; FHN’s ability to adapt products and services to changing industry standards and client preferences; risks inherent in originating, selling, servicing, and holding loans and loan-based assets, including prepayment risks, pricing concessions, fluctuation in U.S. housing and other real estate prices, fluctuation of collateral values, and changes in client profiles; changes in the regulation of the U.S. financial services industry; changes in laws, regulations, and administrative actions, including executive orders, whether or not specific to the financial services industry; changes in accounting policies, standards, and interpretations; evolving capital and liquidity standards under applicable regulatory rules; accounting policies and processes requiring management to make estimates about matters that are uncertain; and other factors that may affect future results of FHN.

FHN cautions readers of this report, including its exhibits, that the list above is not exhaustive as of the date of this report. Actual results could differ and FHN’s estimates and expectations could change, possibly materially, because of one or more factors, including those factors listed above or presented elsewhere in this report or those factors listed in material incorporated by reference into this report. In evaluating forward-looking statements and assessing FHN’s prospects, readers of this report should carefully consider the factors mentioned above along with the additional risk and uncertainty factors discussed: in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this report or in any other statement, release, report, or filing from time to time.

ITEM 9.01. Financial Statements and Exhibits.

(d)Exhibits

The following Exhibit 99.1, furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon Corporation Third Quarter 2021 Earnings Release
99.2	First Horizon Corporation Investor Slide Presentation for the quarter ended September 30, 2021
104	Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

Date:	October 20, 2021	By:	/s/ Anthony J. Restel
Anthony J. Restel
Senior Executive Vice President—Chief Operating Officer and interim Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

FIRST HORIZON CORPORATION	4	FORM 8-K CURRENT REPORT 10/20/2021